LEGEND OIL AND GAS, LTD. 8-K

Exhibit 10.4

ASSIGNMENT OF OIL AND GAS LEASE
AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that LEGEND OIL AND GAS, LTD, a Colorado corporation, at 555 Northpoint Center East, Suite 470, Alpharetta, GA 30022, hereinafter called “Assignor,” for valuable consideration, the receipt of which is hereby acknowledged, does grant, bargain, sell convey, transfer, assign and deliver unto HPH Kansas LLC, a Delaware limited liability company, at c/o Corporation Service Company, 2900 SW Wanamaker Dr., Suite 2014, Topeka, KS 66614, hereinafter called “Assignee” (whether one or more), its successors and assigns, all of Assignor’s right, title and interest in and to the following:

(A)

Assignor’s leasehold interests in oil, gas, and other minerals, including working interests, carried working interests, net profits interests, rights of assignment and reassignment, and all other rights and interests in the oil and gas leases described on Exhibit “1” (the “Leases”); and

(B)

All overriding royalty interests and production payments; and

(C)

All rights and interests in or derived from unit agreements, orders and decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery agreements, waterflood agreements, farmout and farmin agreements, options, drilling agreements, unitization, pooling and communitization agreements, oil and/or gas sales agreements, processing agreements, gas gathering and transmission agreements, gas balancing agreements, salt water disposal and injection agreements, assignments of operating rights, subleases, and any and all other agreements to the extent they pertain to the Leases; and

(D)

All rights of way, easements, surface fees, surface leases, servitudes and franchises insofar as they pertain to the Leases; and

(E)

All permits and licenses of any nature, owned, held, or operated by Assignor in connection with the Leases; and

(F)

All producing, nonproducing, and shut-in oil and gas wells, salt water disposal wells, water wells, injection wells, and all other wells on or attributable to the Leases; and

(G)

All pumping units, pumps, casing, rods, tubing, wellhead equipment, separators, heater treaters, tanks, pipelines, compressors, dehydrators, gas processing equipment, gathering lines, flow lines, valves, fittings and all other surface and downhole equipment, fixtures, related inventory, gathering and treating facilities, personal property and equipment used in connection with the Leases, lands or personal property located thereupon and all other interests described above; and

(H)

All personal property, to include fixtures and improvements, currently located on the Leases, and used or useable in connection with oil and gas exploration and production activities.

The Lease and above described interests and property are collectively referred to as the “Assigned Property.”

ASSIGNMENT TERMS:

1.

SPECIAL WARRANTY. Assignee accepts the Assigned Property with warranty by Assignor that Assignor is the owner of the Assigned Property which consists of not less than 100% of the working interest of each Lease representing not less than the net revenue interest in each Lease set forth in Exhibit “1” together with an undivided 100% interest in all personal property which is part of the Assigned Property; and has good and marketable title thereto free and clear of any encumbrances created by, through or under Assignor or while Assignor was the owner of the Property.

2.

INDEMNITY. Assignor agrees to indemnify Assignee against any liability, claim, demand, damage, or cost arising out of failure, prior to the date of this Assignment, to fulfill the express or implied covenants created by the Lease and for any cause of action, claim, demand or liability which arose prior to the Assignor’s execution of this Assignment. Assignee agrees to indemnify Assignor against any liability, claim, demand, damage, or cost arising out of failure, on or after the date of this Assignment, to fulfill the express or implied covenants created by the Lease and for any cause of action, claim, demand or liability which arose on or after the Assignor’s execution of this Assignment. Indemnity rights include reasonable attorney fees and litigation costs necessary to defend any matter covered by either party’s obligation to indemnify.

3.

TRANSFER OF RIGHTS. To the extend transferable, Assignee is hereby granted the right of full substitution and subrogation in and to any and all rights and warranties which Assignor has or may have with respect to the Assigned Property conveyed herein of which Assignor has or may have against any and all preceding owners, vendors or warrantors. The Assigned Property shall include all right, title and interest which Assignor may have in and to the Leases or the real property covered thereby, including but not limited to, lease hold interests, rights of assignment or reassignment, fee interests, royalties or overriding royalties, contractual rights, regulatory authorities and permits or licenses, easements and rights-of-way.

4.

FURTHER ASSURANCES. The parties agree to execute, acknowledge and deliver such other and further instruments or documents, and to take such other and further actions as may be reasonably necessary to carry out the provisions of this Assignment.

5.

EFFECTIVE DATE. This Conveyance shall be effective as of November 1, 2015, at 7:00 a.m., Central Standard Time.

TO HAVE AND TO HOLD the Assigned Property with all and singular the rights, privileges, and appurtenances thereunto or in any wise belonging to the said Assignee herein, its successors, personal representatives, administrators, executors and assigns forever.

Legend Oil and Gas, Ltd.	HPH Kansas LLC

By:	By:

Printed Name: Warren S. Binderman	Printed Name: James Schroeder

Title: President & CFO	Title: Manager

Acknowledgment for Legend Oil and Gas, Ltd.

STATE OF GEORGIA	)
	)	ss:
COUNTY OF FULTON	)

BE IT REMEMBERED that on this _____ day of _______________, 2015, before me, the undersigned, a Notary Public, duly commissioned, in and for the county and state aforesaid, came Warren S. Binderman, President and CFO of Legend Oil and Gas, Ltd., a Colorado corporation, personally known to me to be such officer, and to be the same person who executed as such officer the foregoing instrument of writing on behalf of said corporation, and he duly acknowledged the execution of the same for himself and for said Legend Oil and Gas, Ltd. for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year last above written.

Appointment/Commission Expires:	Notary Public

Acknowledgment for HPH Kansas LLC

STATE OF GEORGIA	)
	)	ss:
COUNTY OF FULTON	)

BE IT REMEMBERED that on this _____ day of _______________, 2015, before me, the undersigned, a Notary Public, duly commissioned, in and for the county and state aforesaid, came James Schroeder, Manager of HPH Kansas LLC, a Delaware limited liability company, personally known to me to be such officer, and to be the same person who executed as such officer the foregoing instrument of writing on behalf of said corporation, and he duly acknowledged the execution of the same for himself and for said HPH Kansas LLC for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year last above written.

Appointment/Commission Expires:	Notary Public

EXHIBIT “1” TO
ASSIGNMENT OF OIL AND GAS LEASE
AND BILL OF SALE

(1)

Lander Lease:

LESSOR:	Hattie Hamilton and Elsie Wyant
LESSEE:	Dave Morgan
DATE:	March 11, 1960
RECORDED:	Book 81, Misc., Page 301
PROPERTY:	SE/4, Section 28, T29S, R15E, Wilson County, Kansas
W.I. ASSIGNED:	100%
N.R.I. ASSIGNED:	.7853120

(2)

Volunteer Unit:

(a)

The Stewart Lease:

LESSOR:	R.E. Stewart, et ux.
LESSEE:	Fredonia Gas Company
DATE:	November 8, 1917
RECORDED:	Book 26, Misc., Page 323
PROPERTY:	NW/4, Section 27, T29S, R15E, Wilson County, Kansas

(b)

The VanCamp Lease:

LESSOR:	Joe VanCamp and Patsy VanCamp
LESSEE:	Candace L. House
DATE:	June 3, 1936
RECORDED:	Book 57, Misc., Page 267
PROPERTY:	T29S, R15E, Wilson County, Kansas
	Section 27:	-SW/4 and S/2 SE/4, less tract
	Section 34:	-N/2 NW/4 and SW/4 NW/4
-N/2 NE/4 and SE/4 NE/4
-NE/4 SE/4
	Section 35:	-SW/4 NW/4 and NW/4 SW/4
W.I. ASSIGNED:	100%
N.R.I. ASSIGNED:	.7853120

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